EXHIBIT 21.1
Subsidiaries of Registrant

The following is a list of subsidiaries of T-Mobile US, Inc. as of December 31, 2025. Certain subsidiaries were omitted which, considered in the aggregate, would not constitute a significant subsidiary.

Name	State of Incorporation
APC Realty and Equipment Company, LLC	Delaware
Assurance Wireless USA, L.P.	Delaware
ATI Sub, LLC	Delaware
Blis Ad Platform Private Limited	India
Blis Corp Ltd	UK – England and Wales
Blis Global Limited	UK – England and Wales
Blis Global Spain, S.L.	Spain
Blis Group Limited	UK – England and Wales
Blis Holdco Limited	UK – England and Wales
Blis Italia S.r.l.	Italy
Blis Media Pty Pte. Ltd.	Singapore
BlisMedia (Australia) Pty Ltd	Australia
Blis Netherlands B.V.	Netherlands
Blis USA, Inc.	Delaware
Breeze Acquisition Sub LLC	Delaware
Clearwire Communications LLC	Delaware
Clearwire International, LLC	Washington
Clearwire Legacy LLC	Delaware
Clearwire Spectrum Holdings LLC	Nevada
Clearwire Spectrum Holdings II LLC	Nevada
Clearwire Spectrum Holdings III LLC	Nevada
Fiber JV Holdings LLC	Delaware
Finco Depositor I LLC	Delaware
Finco Depositor II LLC	Delaware
Finco Depositor III LLC	Delaware
Finco Depositor IV LLC	Delaware
Finco Owner Trust IV	Delaware
Finco Owner Trust V	Delaware
Finco Owner Trust VI	Delaware
Finco Owner Trust VII	Delaware
Finco Owner Trust VIII	Delaware
Finco Owner Trust IX	Delaware
Finco Owner Trust X	Delaware
Fixed Wireless Holdings, LLC	Delaware
Lab465, LLC	Delaware
Kite JV Fiber Holdings LLC	Delaware
Merlin JV Fiber Holdings LLC	Delaware
MetroPCS California, LLC	Delaware

MetroPCS Florida, LLC	Delaware
MetroPCS Georgia, LLC	Delaware
MetroPCS Massachusetts, LLC	Delaware
MetroPCS Michigan, LLC	Delaware
MetroPCS Nevada, LLC	Delaware
MetroPCS New York, LLC	Delaware
MetroPCS Pennsylvania, LLC	Delaware
MetroPCS Texas, LLC	Delaware
Mint Mobile, LLC	Delaware
Nextel Systems, LLC	Delaware
Nextel West Corp.	Delaware
NSAC, LLC	Delaware
Play Octopus LLC	Delaware
Prism License Co 1 LLC	Delaware
Prism License Co 2 LLC	Delaware
PushSpring, LLC	Delaware
Sprint Capital Corporation	Delaware
Sprint Communications LLC	Delaware
Sprint LLC	Delaware
Sprint Intermediate HoldCo LLC	Delaware
Sprint Intermediate HoldCo II LLC	Delaware
Sprint Intermediate HoldCo III LLC	Delaware
Sprint Solutions LLC	Delaware
Sprint Spectrum Co LLC	Delaware
Sprint Spectrum Co II LLC	Delaware
Sprint Spectrum Co III LLC	Delaware
Sprint Spectrum Depositor LLC	Delaware
Sprint Spectrum Depositor II LLC	Delaware
Sprint Spectrum Depositor III LLC	Delaware
Sprint Spectrum LLC	Delaware
Sprint Spectrum License Holder LLC	Delaware
Sprint Spectrum License Holder II LLC	Delaware
Sprint Spectrum License Holder III LLC	Delaware
Sprint Spectrum PledgeCo LLC	Delaware
Sprint Spectrum PledgeCo II LLC	Delaware
Sprint Spectrum PledgeCo III LLC	Delaware
Sprint Spectrum Realty Company, LLC	Delaware
SprintCom LLC	Kansas
STC Five LLC	Delaware
STC Four LLC	Delaware
STC One LLC	Delaware
STC Six Company	Delaware
STC Three LLC	Delaware
STC Two LLC	Delaware
TDI Acquisition Sub, LLC	Delaware

T-Mobile Airtime Funding LLC	Delaware
T-Mobile Central LLC	Delaware
T-Mobile Financial LLC	Delaware
T-Mobile Global Care Corporation	Delaware
T-Mobile Handset Funding LLC	Delaware
T-Mobile Innovations LLC	Delaware
T-Mobile Leasing LLC	Delaware
T-Mobile License LLC	Delaware
T-Mobile MW LLC	Delaware
T-Mobile Northeast LLC	Delaware
T-Mobile Puerto Rico Holdings LLC	Delaware
T-Mobile Puerto Rico LLC	Delaware
T-Mobile Puerto Rico MW LLC	Delaware
T-Mobile Reserved Subsidiary II LLC	Delaware
T-Mobile Resources LLC	Delaware
T-Mobile Secure Federal Operations LLC	Delaware
T-Mobile South LLC	Delaware
T-Mobile US Trust 2022-1	Delaware
T-Mobile US Trust 2024-1	Delaware
T-Mobile US Trust 2024-2	Delaware
T-Mobile US Trust 2025-1	Delaware
T-Mobile US Trust 2025-2	Delaware
T-Mobile USA Foundation	Washington
T-Mobile USA Tower LLC	Delaware
T-Mobile USA, Inc.	Delaware
T-Mobile Ventures LLC	Delaware
T-Mobile West LLC	Delaware
T-Mobile West Tower LLC	Delaware
TMPR International Holdings LP	England
TMPR License LLC	Delaware
TMUS Assurance Corporation	Hawaii
TMUS Fiber LLC	Delaware
TMUS Fiber Reserved Merger Sub LLC	Delaware
TMUS India Private Limited	India
TMUS International Corp.	Delaware
TMUS International Holdings LLC	Delaware
TMUS International Argentina S.R.L.	Argentina
TMUS International Belgium BV	Belgium
TMUS International Germany GmbH	Germany
TMUS International Japan Corporation	Japan
TMUS International Netherlands B.V.	Netherlands
TMUS International Services Singapore Pte. Ltd.	Singapore
TMUS International Spain, S.L.	Spain
USCC Services, LLC	Delaware
UVNV, LLC	Delaware

Vistar Media Inc.	Delaware
Vistar Media Australia Pty Ltd	Australia
Vistar Media Canada Inc.	Canada
Vistar Media EMEA B.V.	Netherlands
Vistar Media France	France
Vistar Media GmbH	Germany
Vistar Media Global Partners, LLC	New York
Vistar Media Japan GK	Japan
Vistar Media New Zealand Limited	New Zealand
Vistar Media SG Pte. Ltd.	Singapore
Vistar Media UK Limited	UK – England and Wales
VMU GP, LLC	Delaware
WBSY Licensing, LLC	Delaware